UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

RW Holdings NNN REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, California
92626
(Address of principal executive offices)
(Zip Code)

(855) 742-4862
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01          Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K regarding the New Credit Facility (as defined elsewhere herein) by and among RW Holdings NNN REIT, Inc. (the “Registrant”), Rich Uncles NNN Operating Partnership, LP (“NNN REIT OP”) and certain other subsidiaries of the Registrant is incorporated herein by reference.

Item 1.02          Termination of a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K regarding the termination of the Former Credit Facility (as defined elsewhere herein) by and among the Registrant, NNN REIT OP, Rich Uncles NNN LP, LLC and Pacific Mercantile Bank is incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 19, 2019, the Registrant, Rich Uncles NNN LP, LLC, NNN REIT OP, Katana Merger Sub, LP, BrixInvest, LLC and Modiv, LLC (collectively, the “Borrowers”) entered into a Loan and Security Agreement (the “New Credit Facility”) with Pacific Mercantile Bank (“Lender”). The New Credit Facility supersedes and replaces a $10.0 million revolving unsecured line of credit with Lender (the “Former Credit Facility”). The New Credit Facility is a line of credit for a maximum principal amount of $12.0 million consisting of two facilities:  a purchase contract loans facility (the “Purchase Contract Loans Facility”) of up to $10.0 million and a nonformula loans facility (the “Nonformula Loans Facility”) of up to $2.0 million.  The Purchase Contract Loans Facility matures on October 1, 2020, unless earlier terminated, and the Nonformula Loans Facility matures on October 15, 2020, unless earlier terminated.

The Purchase Contract Loans Facility can be used to fund the Registrant’s acquisition of single-tenant, income producing commercial, office, industrial or retail real estate property, in an amount of up to 70% of the purchase price of such acquisition, or for general corporate purposes.  The Nonformula Loans Facility can be used to fund other business operations of the Registrant, including working capital.  The Registrant intends to repay amounts outstanding under the New Credit Facility from gross offering proceeds from the sale of shares of the Registrant’s common stock or mortgage financing on one or more of the properties owned, either directly or indirectly through one or more wholly-owned single member special purposes entities, by NNN REIT OP.

Under the terms of the New Credit Facility, Borrowers pay a variable rate of interest on outstanding amounts equal to one percentage point over the prime rate published in The Wall Street Journal, provided that the interest rate in effect on any one day shall not be less than 5.50% per annum. Based upon the prime rate published in The Wall Street Journal as of the date of the New Credit Facility, the initial interest rate under the New Credit Facility was 5.75%.

The New Credit Facility contains customary representations, warranties and covenants, which are substantially similar to those in the Former Credit Facility. The Registrant’s ability to borrow under the New Credit Facility will be subject to its ongoing compliance with various affirmative and negative covenants, including with respect to indebtedness, guaranties, mergers and asset sales, liens, dividends, corporate existence and financial reporting obligations.

The New Credit Facility also contains customary events of default, including, without limitation, nonpayment of principal, interest, fees or other amounts when due, violation of covenants, breaches of representations or warranties and change of ownership. Upon the occurrence of an event of default, Lender may accelerate the repayment of amounts outstanding under the New Credit Facility, take possession of any collateral securing the Credit Facility and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

To secure the payment and performance of all obligations under the New Credit Facility, each of Modiv, LLC and BrixInvest, LLC grant to Lender a securities interest in all of their right, title and interest in their accounts, inventory, equipment, deposit accounts, general intangibles, investment property and other property.  The New Credit Facility is also secured by a continuing guaranty in the amount of $17.0 million executed by Raymond E. Wirta, Chairman of the Board of the Registrant, and a trust belonging to Mr. Wirta.

The foregoing description of the New Credit Facility is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan and Security Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On December 17, 2019, the Registrant held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Registrant’s Joint Proxy Statement and Prospectus as filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2019.

Proposal No. 1 – Approval of the merger of Rich Uncles Real Estate Investment Trust I (“REIT I”) with and into Katana Merger Sub, LP (the “Merger”) pursuant to the Agreement and Plan of Merger dated as of September 19, 2019

The Registrant’s stockholders of record approved the Merger pursuant to the Agreement and Plan of Merger dated as of September 19, 2019, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,421,798	384,790	480,258	0

Proposal No. 2A – Approval of amendments to the Registrant’s charter and bylaws to conform the provisions of the NASAA REIT Guidelines

The Registrant’s stockholders of record approved the amendments to the Registrant’s charter and bylaws to conform the provisions of the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,398,773	278,175	609,898	0

Proposal No. 2B – Approval of amendments to conform the Registrant’s charter and bylaws to the charter and bylaws of other non-traded real estate investment trusts incorporated under Maryland law

The Registrant’s stockholders of record approved the amendments to conform the Registrant’s charter and bylaws to the charter and bylaws of other non-traded real estate investment trusts incorporated under Maryland law, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,357,767	328,973	600,106	0

Proposal No. 2C – Approval of amendments to the Registrant’s charter and bylaws to revise the provisions restricting ownership and transfer of shares

The Registrant’s stockholders of record approved the amendments to the Registrant’s charter and bylaws to revise the provisions restricting ownership and transfer of shares, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,216,823	454,415	615,608	0

Proposal No. 3 – The election of seven directors for a term expiring at the 2020 annual meeting of stockholders and until their successors are duly elected and qualify

All of the director nominees listed below were elected by the Registrant’s stockholders to hold office until the next annual meeting of stockholders in 2020 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Aaron S. Halfacre	10,219,723	155,188	911,935	0
Raymond E. Wirta	10,265,892	118,634	902,320	0
Adam Markman	10,231,120	128,462	927,264	0
Curtis B. McWilliams	10,198,318	127,545	960,983	0
Thomas H. Nolan, Jr.	10,201,530	112,416	972,900	0
Jeffrey Randolph	10,181,622	120,073	985,151	0
Joe F. Hanauer	10,169,849	116,797	1,000,200	0

Proposal No. 4 – The ratification of the appointment of Squar Milner LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2019

The Registrant’s stockholders of record ratified the appointment of Squar Milner LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,594,511	110,328	582,007	0

No other proposals were submitted to a vote of the Registrant’s stockholders at the Annual Meeting.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1
Loan and Security Agreement dated December 19, 2019 between Pacific Mercantile Bank and the Registrant, Rich Uncles NNN LP, LLC, Rich Uncles NNN Operating Partnership, LP, Katana Merger Sub, LP, BrixInvest, LLC and Modiv, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC.
(Registrant)

Dated: December 23, 2019	By:	/s/ Raymond J. Pacini
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer